Canterbury Park Holding Corporation

2026 Annual Meeting of Shareholders

June 4, 2026 | Shakopee, Minnesota

NASDAQ: CPHC


LIVE. STAY. WORK. PLAY.
Premier Gaming, Racing & Entertainment Destination

Cautionary Statement

From time to time, in reports filed with the Securities and Exchange Commission, in press releases, and in other communications to shareholders or the investing public, we may make forward-looking statements concerning possible or anticipated future financial performance, business activities or plans. These statements are typically preceded by the words "believes," "expects," "anticipates," "intends" or similar expressions. For these forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in federal securities laws. Shareholders and the investing public should understand that these forward-looking statements are subject to risks and uncertainties which could affect our actual results and cause actual results to differ materially from those indicated in the forward-looking statements. We report these risks and uncertainties in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC and subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. They include, but are not limited to: we may not be successful in implementing our growth strategy; sensitivity to reductions in discretionary spending as a result of downturns in the economy and other factors; we have experienced a decrease in revenue and profitability from live racing; challenges in attracting a sufficient number of horses and trainers; a lack of confidence in core operations resulting in decreasing customer retention and engagement; personal injury litigation due to the inherently dangerous nature of horse racing; material fluctuations in attendance at the Racetrack; material changes in the level of wagering by patrons; any decline in interest in horse racing or the unbanked card games offered in the Casino; competition from other venues offering racing, unbanked card games or other forms of wagering; competition from other sports and entertainment options; increases in compensation and employee benefit costs; the impact of wagering products and technologies introduced by competitors; the general health of the gaming sector; legislative and regulatory decisions and changes; our ability to successfully develop our real estate, including the effect of competition on our real estate development operations and our reliance on our current and future development partners; our obligation to make improvements in the TIF district that will only be reimbursed to the extent of future tax revenue; temporary disruptions or changes in access to our facilities caused by ongoing infrastructure improvements; inclement weather and other conditions affecting the ability to conduct live racing; technology and/or key system failures; cybersecurity incidents; the general effects of inflation; our ability to attract and retain qualified personnel; dividends that may or may not be issued at the discretion of our Board of Directors; and other factors that are beyond our ability to control or predict.

The forward-looking statements in this presentation speak only as of the date of this press release. Except as required by law, Canterbury assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

AGENDA

Canterbury Park At a Glance

Premier Twin Cities Gaming & Entertainment Destination

- 2 million adults within 30-minutes
- 18,000 sq. ft. gaming facility
- 34 Las Vegas-style table games and 27 poker tables
- Profitable Horse Racing, Entertainment & Food and Beverage operations

Compelling Financial Profile

- 15.8% Adjusted EBITDA margin in 2025
- $17.2 million cash position and $20 million TIF receivables [(1)]
- Receipt of initial TIF repayments in December 2025
- Meaningful near-term JV cash flow
- 1.8% dividend yield [(2)]

Strong Growth Outlook

- Opportunity to diversify business and prioritize recurring non-gaming income streams
- Creating entertainment hub as central part of Canterbury Commons development
- 50+ acres of land available for future development

(1) As of December 31, 2025
(2) As of March 31, 2026

2025: A TRANSFORMATIONAL YEAR OF GROWTH AND DIVERSIFICATION

1. **Strategic Vision:** Transforming 50+ acres of land to a regional destination in one of the fastest growing areas around the Twin Cities

2. **Profitable Diversification and Generating Solid Returns On Investment:** Expanding development opportunities, attracting guests and long-term residents, and building a community entertainment complex increases the value of overall business

3. **Continuous Operating Improvement:** Bringing efficiency to operations, improving marketing reach, and driving revenues

4. **Shareholder-Focused Strategy Drives Solid Cash Generation:** Strong balance sheet and consistent free cash flow growth provide ample opportunities to expand operations, unlock value of unused real estate, and return cash to shareholders through dividends

5. **Unique Regional Destination with Significant Unrealized Value:** Momentum from multi-use destination and unrecognized equity value of over $10 per share [1]

(1) As of March 31, 2026

FINANCIAL UPDATE


CANTERBURY PARK
$1,000
SHAKOPEE, MN





FY2025 FINANCIAL HIGHLIGHTS

NET REVENUE

$59.6M

(3.2%) vs. FY2024

FY2024: $61.6M

ADJ. EBITDA

$9.4M

(12.9%) vs. FY2024

FY2024: $10.8M

CASH & INVESTMENTS

$17.1M

ZERO DEBT

Cash & short-term investments

NET INCOME / EPS

($0.10)

Net Income: ($0.5M)

FY2024: $0.42 EPS / $2.1M net income

ADJ. EBITDA MARGIN

15.8%

vs. 17.6% in FY2024

Adj. EBITDA / Net Revenue

ANNUAL DIVIDEND

$ 0.28 per share

$1.4M paid in FY2025

2025 HIGHLIGHTS

REVENUE TRENDS IMPROVED AS WE EXITED 2025

- Net revenues declined 3.2% to $59.6M
- Casino revenue decreased 4.4% on increased competition but improved marketing efforts drove increased visitation and revenue growth exiting Q4
- Pari-mutuel revenue was down 6.6% on fewer national race days and live race days
- Food & Beverage was up 3.5% to $8.2M on increased catering operations and food & beverage revenues related to hosting large-scale events
- Other revenues essentially flat with 2024
- Q4 saw positive inflection -- revenues up 3.9% YoY to $12.4M, led by 5.4% Casino growth and rising visitation and spend

MAINTAINED OPEX DISCLIPINE TO IMPROVE ADJUSTED EBITDA MARGINS BY Q4

- 2025 Adjusted EBITDA declined to $9.4M (15.8% margin) from $10.8M (17.6%) in FY2024
- Held operating expenses relatively flat at $57.1M (+0.4%) during a period of increased inflationary pressures
- Labor (largest expense) grew 1.2%
- Depreciation & amortization rose 10.4% to $4.0M reflecting completed capital projects
- Q4 Adj. EBITDA of $2.3M (+52.8% YoY) at an 18.4% margin (12.5% Q4 24), improving operating leverage as the facility mix expands

BUILDING VALUE ON BALANCE SHEET AND JV INVESTMENTS

- Net loss of ($0.5M) / ($0.10) diluted EPS vs. net income of $2.1M / $0.42 EPS in FY2024; FY2024 included a non-recurring $1.7M land transfer gain
- Equity investment losses of ($5.2M) are largely non-cash (depreciation & amortization and interest from Doran joint ventures); improving as Doran I occupancy increases post re-opening
- Debt-free balance sheet: $17M+ cash and short-term investments ($3.34/share), ~$20M TIF receivables ($3.94/share), ~$18M in JV contributions — management estimates $10.82/share in balance sheet value [(1)]

(1) As of March 31, 2026

Q1 2026 FINANCIAL HIGHLIGHTS

NET REVENUE	ADJ. EBITDA	ADJ. EBITDA MARGIN	CASH & INVESTMENTS
$13.5M	$2.8M	21.1%	$17.2M
+2.8% vs. 1Q25	+35.6% vs. 1Q25	vs. 16.0% in 1Q25	ZERO DEBT
1Q25: $13.1M	1Q25: $2.1M	Adj. EBITDA / Net Revenue	Cash & short-term investments

FIRST QUARTER 2026 UPDATE

QUARTER HIGHLIGHTS

- **Total Net Revenue Increased 2.8% to $13.5M**
- Casino Revenues of $9.2 million
  - Up 0.5% Y/Y driven by higher visitation and 19% increase in table games drop, partially offset by historically low table games hold rate in March
- Racing and Pari-Mutuel Revenues of $1.0 million
  - Down 5.6% Y/Y due to fewer simulcast races nationally compared to prior period
- F&B Revenues of $1.8 million
  - Up 13.8% Y/Y reflecting increased visitation from hosting more large-scale special events compared to prior period
- Other Revenues of $1.4 million
  - Up 12.5% Y/Y driven by higher admission revenues from an increased number of special events
- **Total Operating Expenses of $12.5M, flat Y/Y**
- **Adjusted EBITDA Increased 35.6% to $2.8M**
  - Driven by higher revenues and flat operating expenses

BALANCE SHEET ($000s)	Mar 31, 2026 (unaudited)	Dec 31, 2025
Cash, Restricted Cash & ST Investments	$21,357	$20,824
Current Assets	$25,739	$25,043
Total Assets	**$113,518**	**$112,581**
Current Liabilities	$10,615	$9,629
Debt	$—	$—
Total Liabilities	$29,515	$28,703
Stockholders' Equity	$84,004	$83,878
Total Liabilities & Stockholders' Equity	**$113,518**	**$112,581**

CURRENT OPERATING BUSINESS AND ASSETS ARE UNDERVALUED

CURRENT SHARE PRICE (as of 6/1/2026) *Sum of identified assets + implied operating business*	**$15.83**
Cash & Liquidity *Q1 2026 balance sheet — $17.2M*	**$3.34**
Real Estate JV Stake *$18.2M contributed (land + cash); cash flows ramping*	**$3.54**
TIF Receivables *$20.3M face value; initial $0.58M received Q4 2025*	**$3.94**
Identified Asset Value *Cash + TIF + JV*	**$10.82**
Operating Business (Implied Value) *Residual — implied EV / TTM* Adj. EBITDA of 2.6x*	**$5.01**

+ ~50 acres of land available for future development— market value represents incremental per-share upside not captured above.

(1) Values as of March 31, 2026

BUSINESS UPDATE



BOARDWALK
STAY
WORK
PLAY
LIVE NATION

CASINO OVERVIEW




Table Games Drop
$MM
40
35
30
25
20
15
10
5
0
Q3 '24
Q4 '24
Q1 '25
Q2 '25
Q3 '25
Q4 '25
Q1 '26

FY 2025 Results

- Revenues declined $1.7M or 4% compared to FY 2024.
- Q1 2025 saw year-over-year decreases of $864,000, or 9%, resulting from increased competition in the market.
- Q4 2025 rebounded with year-over-year increases of $487,000, or 5%, as higher visitation resulted in total Casino drop increasing 9%.

Q1 2026 Results and Priorities

- Casino revenues remained flat year-over-year as we saw a 19% increase in table games drop which was offset by historically low hold percentage.
- Implement more robust monthly promotional programming and targeted VIP offerings to retain and attract new and existing customers.
- Leverage expanded visitation to the growing entertainment district to gain new visits.

PARI-MUTUEL OVERVIEW





Live Racing/Simulcast/OOS Handle
$MM
140
120
100
80
60
40
20
0
2021
2022
2023
2024
2025
Out of State
Simulcast
Live Racing

2025 Results

- Revenues declined $540,000, or 7%, compared to FY 2024.
- Decrease was due to fewer live race days year-over-year (50 days in 2025 vs. 54 days in 2024) as well as less overall race days around the country.

2026 Priorities

- Grow live racing average daily attendance to cultivate the next generation of race fans and grow on-track revenues.
- Offer expanded food and beverage offerings, improved merchandising and other experiential options to capture greater average guest spend.
- Manage challenges of declining horse population to provide compelling meet for gambler on-track and around the country.

FOOD & BEVERAGE OVERVIEW



Total Food & Beverage Revenue



$MM
10
8
6
4
2
0
2021
2022
2023
2024
2025

2025 Results

- Revenue increased $277,000, or 3.5%, compared to FY 2024.
- Improved speed of service via new point-of-sale software drove average spend increases.
- Strong catering sales and operations provided fifth consecutive year of growth.

Q1 2026 Results and Priorities

- Revenue increased $224,000, or 14%, compared to Q1 2025, reflecting increased visitation and spend related to hosting more large-scale special events.
- Leverage modified staffing models to create a more one-stop concessions experience for our guests.
- Provide expanded hours, featured dishes and value opportunities to provide casino food and beverage offerings that meet the needs of all guests.
- Integrate food and beverage as a visitation driver into all events and marketing.
- Maintain growth trends in catering operations.

OTHER REVENUE OVERVIEW





Total Other Revenue
$MM
0
2
4
6
8
2021
2022
2023
2024
2025

2025 Results

- Revenue remained essentially flat compared to FY 2024.
- Continued leverage of Canterbury Park's unique facility to attract and grow large-scale events, including western-themed events and 1,000+ attendee catering events
- Strong increases in space rental revenues from special events.

Q1 2026 Results and Priorities

- Revenue increased $155,000, or 13%, compared to Q1 2025, reflecting increased admission revenues related to hosting more large-scale special events.
- Capture incremental visitation and revenue from visitors to the expanded entertainment district.
- Continue to create new and unique events with high fan and sponsorship appeal.

**Other Revenue consists primarily of admission revenues, corporate sponsorships, space rentals, and other miscellaneous activities.*

DEVELOPMENT UPDATE



1
2
3
4
5

1. **Triple Crown Apartments**
   Apartments
2. **Canterbury Crossing**
   Townhomes & Undeveloped Sold Land
3. **Winners Circle Development**
   Omry at Canterbury
   Greystone Construction Office & Office Suites
   Dannys Construction Office & Office Suites
   Starting Gate Venture: MPS, OG Za Za, Discover Strength
   SW Gateway: Bravis & Badger Hill Brewery
   Next Steps Learning Center (Sold)
4. **Trackside Development**
   Boardwalk Kitchen & Bar
   Proposed Hotel
5. **Entertainment District**
   Mystic Lake Music Amphitheater
   Future Development 27 acres

MASTER PLAN

CANTERBURY PARK

AERIAL COMPARISON

1994



2019


Canterbury Park

AERIAL COMPARISON

October 2019


Canterbury Park

October 2025



2025 CANTERBURY DEVELOPMENT SUMMARY

BARN RELOCATION AND REDEVELOPMENT COMPLETE

- Over 300 new stalls and new backside roads and infrastructure in operation

19,000-CAPACITY AMPHITHEATER ON SCHEDULE TO OPEN JUNE 2026

- Operated by Live Nation, planning on 35–40 events per year
- New road completed adjacent to amphitheater, unlocking ~25 acres of prime land for future development

RESIDENTIAL PORTFOLIO AT 92% LEASED

- Triple Crown Residences Phase II – 95% leased; refinanced January 2026 Phase I now 84% leased
- The Omry senior apartments 98% leased (147 units)
- Pulte Homes Canterbury Crossing townhomes fully sold

WINNERS CIRCLE COMMERCIAL OFFICE BUILDING 80% LEASED

- 28,000 sq ft completed; Danny's Construction, Edward Jones and CBS Brokerage as tenants;

BOARDWALK KITCHEN & BAR OPEN AND GAINING STRONG CONSUMER TRACTION

- 6,000 sq ft upscale restaurant and 8000 sq ft event/entertainment space with 18,000 sq ft trackside patio







TRIPLE CROWN APARTMENTS

TRIPLE CROWN RESIDENCES AT CANTERBURY
- 626 market rate highly amenitized apartments

2 PHASES
- 2 Phases

PHASE 2 RE-FINANCED WITH GREYSTAR AT BEGINNING OF YEAR
- Phase 2 re-financed with Greystar at beginning of year

PHASE 1 REMAINS IN VARIABLE RATE CONSTRUCTION LOAN
- Phase 1 remains in variable rate construction loan

AN APPRECIABLE UPSWING IN LEASING ACTIVITY
- Phase 1: **84%**
- Phase 2: **95%** stabilized
- Lack of new supply and apartment starts
- Project moving from lease up stage to fully stabilized

WITH STABILIZATION THERE IS OPTIONALITY IN A SALE OR HOLD POSITION
- Tracking comparable sales to evaluate equity loss/gain and recover of member loans
- Some evidence of attractive sales in market
- Upwards rent pressure


PREMIER LOCATION
AT CANTERBURY PARK


RESORT-STYLE LIVING
EXCEPTIONAL AMENITIES

THE TRIPLE CROWN
RESIDENCES AT CANTERBURY

WINNERS CIRCLE

CANTERBURY DBSV DEVELOPMENT JOINT VENTURE WITH GREYSTONE CONSTRUCTION

- Canterbury holds 62% equity ownership
- 13 acres across seven pad sites
- 1 pad remains and is being marketed for build-to-suit

NEW CLASS A OFFICE BUILDING: OPENED IN FALL OF 2024

- 28,000 sq. ft. office building with Dannys Construction and other suites
- 80% leased
  - New tenant Edward Jones
  - New tenant CBS Brokerage
- ~4,000 rentable sq. ft. office suite remaining to lease

COMPLETED SPACES:

- 28,000 sq. ft. Greystone Construction Headquarters and office suites
- F&B and Service Oriented Retail Buildings
  - Badger Hill Brewing – Taproom/Brewery
  - Bravis Modern Street Food – Mexican restaurant
  - Mr. Pig Smokery – BBQ restaurant
  - Og Za Za – Fast Casual Pizza
  - Discover Strength – Fitness/Training
- The OMRY Active Senior Living
  - Senior living facility with 156 units
  - 98% Leased



WINNERS CIRCLE DEVELOPMENT



CLASS A OFFICE BUILDING OPENED FALL 2024



F&B & SERVICE ORIENTED RETAIL BUILDINGS

BOARDWALK KITCHEN & BAR

TRACKSIDE JV + YEAR-ROUND VENUE

JV STRUCTURE

- 50% Canterbury ownership
- 6% guaranteed preferred return
- 3.5 acres of trackside land

16,000 SQ FT HOSPITALITY PROJECT

- Restaurant + Stable event venue
- Large trackside patio
- Direct adjacency to racing surface

DISTRICT ROLE

- Full-year operations beyond race days
- Captures amphitheater after-show traffic
- Social media / culture driver for campus


TRACKSIDE LOCATION


LIVE MUSIC + EVENTS


FOOD + BEVERAGE


BAR + PATIO

AMPHITHEATER AND ADJACENT LAND

A TRANSFORMATIVE ENTERTAINMENT ASSET AT CANTERBURY PARK

OPENS JUNE 2026



19,000	40+	~500,000	25 ACRES
CAPACITY	SHOWS ANNUALLY	PROJECTED ANNUAL ATTENDANCE	ADJACENT DEVELOPMENT OPPORTUNITY

The amphitheater establishes Canterbury as a regional entertainment destination and serves as a catalyst for future **hospitality, retail, entertainment, and mixed-use development.**

DEVELOPMENT


Canterbury Park

MASTER DEVELOPER

365 acres

DEVELOPMENT

MASTER DEVELOPER

365 acres

JV PARTNER(S)

Land Contributed to a Venture as Equity


Canterbury Park

DEVELOPMENT

MASTER DEVELOPER

365 acres

JV PARTNER(S)

Land Contributed to a Venture as Equity

LAND SALES


Canterbury Park

DEVELOPMENT

MASTER DEVELOPER

365 acres

JV PARTNER(S)

Land Contributed to a Venture as Equity

LAND SALES


Canterbury Park

DEVELOPMENT

MASTER DEVELOPER

365 acres

JV PARTNER(S)

Land Contributed to a Venture as Equity

LAND SALES

NEW DEVELOPMENT

Marketing & Planning Stage



Canterbury Park

CANTERBURY PARK IS RARE

AN UNCOMMON CONVERGENCE OF ANCHORS, ENTITLEMENTS, ACCESS, LAND AND DEMAND



1 EXISTING DEMAND — NOT THEORY

- TWO MAJOR ENTERTAINMENT ANCHORS ALREADY ON SITE
- RAPIDLY GROWING CAMPUS-WIDE VISITATION
- RACING, GAMING, CONCERTS, DINING, EVENTS AND HOSPITALITY DEMAND
- NEW BUSINESSES ALREADY PROVING MARKET SUCCESS





2 ENTITLEMENTS FEW SITES CAN REPLICATE

- PARI-MUTUEL RACING
- CARD ROOM / GAMING
- SOCIALLY ACCEPTABLE ENTERTAINMENT DISTRICT CONTEXT
- LONGSTANDING PUBLIC FAMILIARITY WITH EVENT-DRIVEN USE

3 LAND + ACCESS TO SCALE

- LARGE CONTIGUOUS PARCELS FOR ADDITIONAL ATTRACTIONS
- ESTABLISHED ROADS, UTILITIES, PARKING AND HIGHWAY ACCESS
- CLOSE PROXIMITY TO THE URBAN CORE OF A MAJOR METROPOLITAN AREA
- ABILITY TO PHASE DEVELOPMENT WITHOUT INVENTING THE DESTINATION FROM SCRATCH

THE RESULT: ONE OF A LIMITED NUMBER OF U.S. SITES

MAJOR ANCHORS + UNIQUE ENTITLEMENTS + RAPIDLY GROWING VISITATION + ESTABLISHED INFRASTRUCTURE & ACCESS + LAND CONTROL & SCALABILITY + PROVEN DEMAND & NEW BUSINESS SUCCESS

POSITIONED TO SUPPORT A TRUE MIXED-USE ENTERTAINMENT DISTRICT FOR DECADES TO COME.

Visioning

GENSLER STUDY

INITIAL SCOPE



Canterbury Park
(6.6 ACRES)
SOUTHEAST DEVELOPMENT +/- 26.9 ACRES
(20.3 ACRES)
Image © 2025 Airbus

WHAT SUCCESS LOOKS LIKE


CANTERBURY PARK
LIVE MUSIC TONIGHT

Big Moments
The region's gathering place



Multi-Season Entertainment Hub
Year-round reasons to visit



Horse Racing+
Music, sport, spectacle, culture



All-Day / Everyday Activity
Come early. Stay late. Return often.



Honoring the Past / Building the Future
Card club and gaming roots in region

SITE PLAN | PHASE 1

VISION FOR THE SOUTHEAST DEVELOPMENT



PROGRAM OVERVIEW

ENTERTAINMENT ANCHOR
30,000 sf

RETAIL
83,100 sf

MARKET HALL
12,000 sf

OFFICE
100,000 sf

OFFICE ALTERNATIVE: ENTERTAINMENT

MULTIFAMILY HOUSING
153,000 sf = 155 units

RESORT HOTEL
67,500 sf = 150 keys

FESTIVAL PLAZA

EQUINE EXPERIENCE
Program + Area TBD

PHASE 1 AREA:
517,400 GSF

DISTRICT PARKING:
646 SPACES PROVIDED



MYSTIC LAKE AMPHITHEATER VIP ENTRY
MYSTIC LAKE AMPHITHEATER GA ENTRY
SURFACE PARKING
646 SPACES
OFFICE
OFFICE
ENTERTAINMENT ANCHOR
PLAZA
BACK OF HOUSE
POTENTIAL PLAZA
MULTIFAMILY
MULTIFAMILY
RESORT EQUINE EXPERIENCE
MARKET PLAZA
HOTEL
FUTURE DEVELOPMENT
CANTERBURY ROAD
12TH AVENUE EAST

SITE PLAN | FULLBUILD


RESORT EQUINE EXPERIENCE
MIXED USE MID RISE
OFFICE MID RISE 20K/LVL
OFFICE 2 LEVELS 25K/LVL
OFFICE 3 LEVELS 25K/LVL
MULTIFAMILY
MULTIFAMILY
MULTIFAMILY
MULTIFAMILY
MULTIFAMILY
MULTIFAMILY
MULTIFAMILY
MULTIFAMILY
ENTERTAINMENT ANCHOR
HOTEL
FESTIVAL PLAZA
MARKET HALL MEZZANINE
OFFICE 4 LEVELS 25K/LVL
MULTIFAMILY
MULTIFAMILY
MULTIFAMILY
MULTIFAMILY
ENTERTAINMENT ANCHOR
MYSTIC LAKE AMPHITHEATER VIP ENTRY
12TH AVENUE EAST
CANTERBURY ROAD

THE VISION TAKES SHAPE

A new destination emerging at the intersection of heritage, entertainment, and community.





SHARED MOMENTS AT THE HEART OF THE DISTRICT

Public spaces designed for gathering, celebration, and collective experiences.


CANTERBURY PLACE

A SETTING FOR LIFE'S MOST MEANINGFUL OCCASIONS

Iconic places that transform milestones into unforgettable moments.



A DESTINATION ALIVE ALL YEAR LONG

Seasonal programming and winter activation keep the district vibrant in every season.


0728

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Q&A

CBY PARK

APPENDIX

USE of NON-GAAP FINANCIAL MEASURES

To supplement our financial statements, we also provide investors with information about our EBITDA and Adjusted EBITDA, each of which is a non-GAAP measure, and which exclude certain items from net income, a GAAP measure. We define EBITDA as earnings before interest, taxes, depreciation and amortization. We define Adjusted EBITDA as earnings before interest income (net of interest expense), income tax expense or benefit, depreciation and amortization, as well as excluding stock-based compensation (which includes our 401(k)-match expense as this match occurs in Company stock), gain on disposal of assets, depreciation and amortization and interest expense related to equity investments and their joint ventures. We define Adjusted EBITDA margin as Adjusted EBITDA as a percentage of net revenues. Neither EBITDA, Adjusted EBITDA, or Adjusted EBITDA margin are measures of performance calculated in accordance with generally accepted accounting principles ("GAAP"), and should not be considered an alternative to, or more meaningful than, net income as an indicator of our operating performance. See the table below, which presents reconciliations of these measures to the GAAP equivalent financial measure, which is net income. We have presented EBITDA as a supplemental disclosure because we believe that, when considered with measures calculated in accordance with GAAP, EBITDA gives investors a more complete understanding of our operating results before the impact of investing and financing transactions and income taxes, and it is a widely used measure of performance and basis for valuation of companies in our industry. Other companies that provide EBITDA information may calculate EBITDA or Adjusted EBITDA differently than we do. We have presented Adjusted EBITDA as a supplemental disclosure because we believe it enables investors to understand and assess our core operating results excluding the effect of these items and is useful to investors in allowing greater transparency related to a significant measure used by management in its financial and operational decision-making. Adjusted EBITDA has economic substance because it is used by management as a performance measure to analyze the performance of our business and provides a perspective on the current effects of operating decisions.

CANTERBURY PARK AT A GLANCE

18,000
Sq. ft. of Gaming Space

- Offer 24/7 gaming of unbanked poker and table games
  - 34 table games
  - 27 poker tables
- Revenue represents percentage of wagers received
- Wagers lost accumulated into a player pool liability which is returned to players through giveaways, promotional items or prizes
- Max betting limits of $100 for poker and $300 for table games
- Las Vegas-Style table games generate average win per day in excess of $2,000

51 Live & simulcast days
314 Simulcast-only days

- Canterbury Park is the only thoroughbred racetrack in Minnesota
- Racing revenue from multiple sources
  - Live racing across 50+ day meet; 24/7 simulcasting
  - % of ADW wagers in MN;
  - Out-of-state wagering on Canterbury's live product
- Wagering revenue based on pre-determined takeout % on handle

25+
Food & Beverage Outlets

- F&B operations focus on four core opportunities
  - Gaming guests
  - Live racing fans
  - Special event attendees
  - Onsite catering groups
- Facility includes 25+ F&B venues
- Catering revenue up significantly over last five years on strength of larger-scale events

100,000
Sq. ft. Customizable Event Space

- Can accommodate multiple uses, including:
  - Weddings
  - Concerts
  - Corporate events
  - Trade shows
  - Mixed martial arts
  - Charity galas

~50
Acres of Land Available for Development

- Retained Gensler, the renowned architecture and design firm, to lead site planning
- 50+ acres remaining for future development
- Can accommodate multiple uses including
  - Hotel
  - Residential
  - Retail
  - Mixed use
  - Office
  - Entertainment

2025 INCOME STATEMENT HIGHLIGHTS

($000s, ex. per share)	Twelve Months Ended December 31,	
	2025	2024
Net revenue	$59,568	$61,562
Operating expenses	$57,106	$56,862
Gain on transfer of land	$ -	$1,732
Income from operations	**$2,462**	**$6,433**
Other loss, net	$(3,276)	$(3,396)
Net (loss) income	**$(529)**	**$2,113**
Basic EPS	$(0.10)	$0.42
Diluted EPS	$(0.10)	$0.42

2025 ADJUSTED EBITDA RECONCILIATION

($000s)	Twelve Months Ended December 31,	
	2025	2024
Net (loss) income	$(529)	$2,113
Interest income, net	(1,967)	(2,072)
Income tax (benefit) expense	(285)	924
Depreciation	3,998	3,621
EBITDA	**1,217**	**4,586**
Stock-based compensation	1,602	1,447
Gain on transfer of land	-	(1,732)
Loss on disposal of assets	56	49
Depreciation and amortization related to equity investments	3,187	3,457
Interest expense related to equity investments	3,348	2,998
Adjusted EBITDA	**$9,410**	**$10,805**
Adjusted EBITDA % of net revenue	15.8%	17.6%

CANTERBURY PARK

(1) Adjusted EBITDA, a non-GAAP measure, excludes certain items from net income, a GAAP measure. Non-GAAP financial measures are not intended to be considered in isolation from, a substitute for, or superior to GAAP results. Definitions, disclosures, and reconciliations of non-GAAP financial information are included on page 42 of this presentation.

1Q26 INCOME STATEMENT HIGHLIGHTS

($000s, ex. per share)	Three Months Ended March 31,	
	2026	2025
Net revenue	$13,510	$13,142
Operating expenses	$12,454	$12,492
Income from operations	**$1,056**	**$650**
Other Loss, net	$(705)	$(1,130)
Net income (loss)	**$170**	**$(299)**
Basic EPS	$0.03	$(0.06)
Diluted EPS	$0.03	$(0.06)

1Q26 ADJUSTED EBITDA RECONCILIATION

($000s)	Three Months Ended March 31,	
	2026	2025
Net income (loss)	$170	$(299)
Interest income, net	(511)	(443)
Income tax expense (benefit)	180	(181)
Depreciation	1,049	931
EBITDA	**888**	**8**
Stock-based compensation	402	382
Depreciation and amortization related to equity investments	740	871
Interest expense related to equity investments	852	839
Adjusted EBITDA	**$2,849**	**$2,101**
Adjusted EBITDA % of net revenue	21.1%	16.0%

(1) Adjusted EBITDA, a non-GAAP measure, excludes certain items from net income, a GAAP measure. Non-GAAP financial measures are not intended to be considered in isolation from, a substitute for, or superior to GAAP results. Definitions, disclosures, and reconciliations of non-GAAP financial information are included on page 42 of this presentation.

1Q26 AND FY2025 BALANCE SHEET

($000s)	March 31, 2026	December 31, 2025
Cash and short-term investments	$17,194	$17,065
Restricted cash	4,163	3,759
Other current assets	4,382	4,219
Current assets	**25,739**	**25,043**
TIF receivable	20,315	19,986
Other long-term assets	67,464	67,552
Total assets	**$113,518**	**$112,581**
Current liabilities	10,615	9,629
Total liabilities	**$29,515**	**$28,703**
Stockholders' equity	84,004	83,878
Total liabilities and stockholders' equity	**$113,518**	**$112,581**

COMPLETED JOINT VENTURE PROJECTS

PROJECT	Triple Crown Residencies	Greystone HQ	Bravi's Modern Street Food & Badger Hill Brewing	The OMRY Active Senior Living Center	OG Zaza, Mr. Pig Smokery, Discover Strength	Greystone Office Building II	Boardwalk Kitchen & Bar
JV PARTNER	Doran	Greystone	Greystone	Greystone	Greystone	Greystone	Trackside Holdings
DESCRIPTION	636-unit luxury gated apartment community	28,000 sq. ft. office building	Restaurant / Brewery	156-unit senior living center	Restaurant / Fitness Center	28,000 sq. ft. office building	16,000 sq. ft. event space
OPEN DATE	June 2020 / March 2024	September 2021	July 2023	December 2023	January 2025	November 2025	June 2025
Canterbury Ownership %	**27.4%**	**28.4%**	**28.4%**	**10.0%**	**29.6%**	**19.3%**	**50.0%**



UNRECOGNIZED PER SHARE VALUE

Canterbury Real Estate

Pure Land Sales Are a Valuable Monetization Option for the Excess Real Estate Surrounding Canterbury Part

- **14 acres of land sold for consideration of approximately $3.5 million (2021 and 2022)**
  - In April 2021, the Company closed on sale of approximately 10 acres for total consideration of $2.5 million
  - In May 2021, the Company closed on the remaining four acres for total consideration of approximately $1.1 million
  - Implied value of raw land is roughly $250,000 per acre
- **Roughly 37 acres of land sold for consideration of approximately $8.8 million (2023)**
  - Implied value of raw land is roughly $240,000 per acre
- **Roughly 3.5 acres of land transferred for consideration of approximately $2.3 million (2024)**
  - Implied value of pad ready land is roughly $650,000 per acre

Outright Land Sale – Representative Value Scenario

DESCRIPTION	VALUE
Available Pad Ready Acreage	32
Pad Ready Value per Acre[1]	$650,000
Total Pad Ready Land Value	$20.8M
Available Raw Acreage	20
Raw Land Value per Acre[2]	$240,000
Total Raw Land Value	$4.8M
Total Land Value	$25.6M
Shares Outstanding	5.2M
Land Value per Share	$4.97

(1) Pad ready land value per acre based on land transfer in 2024
(2) Raw land value per acre based on land sales from 2021 through 2023